Exhibit 99.2 Investor Presentation Second Quarter 2018 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com ‐ 949‐864‐8000 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com ‐ 949‐864‐8000

Forward‐Looking Statements The statements contained in this presentation that are not historical facts are forward‐looking statements based on management’s current expectations and  beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) including, without  limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and  profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the  acquisition of Grandpoint Capital, Inc. (“Grandpoint”) and its wholly owned subsidiary, Grandpoint Bank, and other acquisitions.  Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can  be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a  number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward‐looking statements.  These risks and uncertainties include, but are not limited to, the following: the expected cost savings, synergies and other financial benefits from the Grandpoint  acquisition or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; the strength of the  United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade,  monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and  monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing  customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial  services policies, laws and regulations (including the Dodd‐Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the  U.S. financial regulatory system; technological changes; changes in the level of the Company’s nonperforming assets and charge offs; any oversupply of inventory  and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be  adopted from time‐to‐time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the  Financial Accounting Standards Board or other accounting standards setters; possible other‐than‐temporary impairment of securities held by us; changes in  consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry  concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the  competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and  the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in  the forward‐looking statements are discussed in the 2017 Annual Report on Form 10‐K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the  SEC’s Internet site (http://www.sec.gov). Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not  reflect actual results.  Pacific Premier undertakes no obligation to revise or publicly release any revision or update to these forward‐looking statements to reflect events or  circumstances that occur after the date on which such statements were made. 2

Corporate Overview Headquarters Irvine, CA Exchange / Listing NASDAQ: PPBI Market Cap $2.47 Billion(1) Avg. Daily Volume  397,725 Shares(2) Outstanding Shares 62,390,928(1) # of Research Analysts 7 Analysts Focus Small & Mid‐Market Businesses Total Assets $11.6 Billion(3) Branch Network 47 Full‐Service Branch Locations(3) (1) Market data as of 8/24/2018 (2) 3‐month average as of 8/24/2018 (3) Includes Grandpoint Capital, Inc. acquisition on 7/1/2018 3

Geographic Footprint Well positioned for further expansion throughout the western United States . 42 branch offices in Southern  Franchise Footprint California . 3 branch offices in Arizona (Phoenix  and Tucson) . 1 branch in Las Vegas, Nevada . 1 branch in Vancouver, Washington California Footprint 4

Seasoned Leadership Team PPBI Overall  Tenure  Experience  Name Title (Years) (Years) Age Chairman, President and  Steven R. Gardner 18 30 57 Chief Executive Officer Edward Wilcox President of the Bank 15 30 51 Ronald J. Nicolas, Jr. SEVP/Chief Financial Officer 2 35 59 Michael S. Karr SEVP/Chief RiskOfficer122849 Thomas Rice SEVP/Chief Operating Officer102546 Steve Arnold SEVP/General Counsel 2 20 47 Teresa Dawson SEVP/Chief Retail Banking Officer 7 25 48 Ernest Hwang SEVP/Chief Banking Officer 2 30 54 5

Highlights –Q2 2018 Strong financial returns while executing on a number of strategic projects . Net income of $27.3 million, which included $943,000 in merger‐related expense (1) (1) Earnings . Operating net income of $28.0 million or $0.60 per diluted share . Adjusted ROAA of 1.38% (1), and Adjusted ROATCE of 15.81% (1) . New loan commitments of $530 million, 5.35% weighted average rate Loans and Asset  . Net interest margin of 4.41%, core net interest margin of 4.29% excluding accretion Quality . Nonperforming assets as a percent of total assets of 0.08% . Delinquencies as a percent of total loans of 0.12% . Deposits totaled $6.3 billion, an increase of $116 million, or 7.5%, from prior quarter . Noninterest‐bearing deposits represent 37% of total deposits Deposits . Non‐maturity deposits equal 81% of total deposits . Cost of Deposits of 0.50% . Increasing operating leverage, with an efficiency ratio of 53.0% Key Ratios . Tangible book value per share of $16.21 (1), 14.8% higher than the first quarter of 2018 . Closed the acquisition of Grandpoint Capital, Inc. on July 1, 2018, which adds approximately  Acquisitions $3.1(2) billion in assets . Completed the Plaza Bank acquisition system conversion in May 2018 (1) Please refer to non-GAAP reconciliation in appendix (2) Please refer to 06/30/2018 pro forma balance sheet in appendix 6

Value Creation Strategy Increase EPS and TBV by growing scale and operating leverage Expand our market presence through both organic and acquisitive growth . Target ROAA of 1.50%  . Target ROATCE of 17% ‐ 20% Focus on small and middle market commercial businesses . Revenues of $5 ‐ $250 million Organic Growth . Emphasis on depository relationships . Specialized products and services target attractive niches . Complementary nationwide lines of business . Disciplined sales process utilizing our customized Salesforce technology Target commercial banks and specialized lines of business . Complementary geography / relationship focused / product expansion . Attractive deposit profile with emphasis on non‐maturity deposits Acquisitive Growth . Disciplined acquisition criteria: . Accretive 1st full year to earnings . < 4years TBV dilution payback . +15% IRR 7

Acquisition History

PPBI acquisitions have consistently enhanced franchise value

- TBVPS has grown 11% compounded annually since 2011
- Assets have grown 39% compounded annually 2011

Acquisition Timeline



Total Assets
TBV/Share (2)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$15.50
$13.00
$10.50
$8.00
February 2011
Acquired Canyon National Bank ($192MM assets) in FDIC-assisted deal
April 2012
Acquired Palm Desert National Bank ($103MM assets) in FDIC-assisted deal
March 2013 and June 2013
Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets)
January 2014
Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company
January 2015
Acquired Independence Bank ($422MM assets)
January 2016
Acquired Security California Bancorp ($715MM assets)
April 2017 and November 2017
Acquired Heritage Oaks Bancorp ($2.0B assets) and Plaza Bancorp ($1.3B assets)
July 2018
Acquired Grandpoint Capital, Inc. ($3.1B assets)(1)
$961
$1,174
$1,714
$2,039
$2,791
$4,040
$8,025
$8,087
$8,158
$11,600
2011
2012
2013
2014
2015
2016
2017
1Q'18
2Q'18
2Q'18 w/Grandpoint
Non-Acquired
Acquired
TBV/Share

Note: All dollars in millions

(1) Please refer to 06/30/2018 pro forma balance sheet in appendix

(2) Please refer to non-GAAP reconciliation in appendix

8

Proven Acquirer with a Track Record of Success 8th most active acquirer nationally and the most acquisitive California bank since 2012 . Grandpoint Capital, Inc. ‐ 139 days between announcement and  Days to Close (1) closing, Los Angeles based commercial business bank 156 160 . Plaza Bancorp –84 days, Southern California business bank 112 113 . Heritage Oaks Bancorp ‐ 109 days, California Central Coast  community bank . Security California Bancorp ‐ 123 days, Inland Empire business  bank . Independence Bank ‐ 96 days, CRE focused commercial bank . Infinity Franchise Holdings, LLC ‐ 73 days, national lender to  2013 2016 franchisees in the QSR industry PPBI Mean Industry Mean . San Diego Trust Bank ‐ 111 days, San Diego business bank Deal Size ($MM) (1) . First Associations Bank ‐ 151 days, Texas Bank, nationwide  $348  focused on HOA Management banking . Palm Desert National Bank ‐ Federal Deposit Insurance  $195  Corporation receivership $89  . Canyon National Bank ‐ Federal Deposit Insurance Corporation  $74  receivership  2013 2016 PPBI Mean Industry Mean (1) Based upon acquisitions for banks nationally less than $10 Billion in assets since 2013 and 2016, to date 9

Pro Forma Loans & Deposits Grandpoint’s low‐cost deposit base is an excellent fit with PPBI’s asset origination strength PPBI Grandpoint Combined OO-CRE OO-CRE C&I NOO-CRE OO-CRE 19% C&I 21% 18% 27% 13% 16% Farm & Ag. 4% Farm & Ag. 3% C&I Franchise SBA NOO-CRE 11% Franchise 11% 4% 21% 8% Diversified  NOO-CRE SBA Consumer SBA 19% 3% 2% 3% Combined  Consumer Multi-Family Consumer 1% 30% Construction & 2% Loan Portfolio Construction & Construction & Land Multi-Family 1-4 Family Multi-Family 1-4 Family Land Land 1-4 Family 7% 18% 4% 13% 4% 6% 6% 6% $6.3B Loans $2.4B Loans $8.7B Loans 5.49% Yield on Loans 4.81% Yield on Loans 5.30% Yield on Loans Noninterest- Interest Bearning Bearing Demand Noninterest- Noninterest- Bearing Demand Demand 42% Interest Bearning Bearing Demand 39% 37% 5% Demand Interest Bearning 6% Demand 9% Money Mkt. and Wholesale CDs Savings Strong Core  39% Money Mkt. and 6% Wholesale CDs Savings Wholesale CDs 6% 39% Deposit Base 8% Money Mkt. and Time Deposits Time Deposits Savings Time Deposits 13% 3% 38% 10% $6.3B Deposits $2.5B Deposits $8.8B Deposits 0.50% Cost of Deposits 0.50% Cost of Deposits 0.50% Cost of Deposits As of June 30, 2018 Source: Based on data from management for both PPBI and Grandpoint 10

Industry Leading Growth The Company has consistently delivered industry leading earnings growth and  shareholder value Operating Income on a Per Share Basis (1) Strong TBV Per Share (2) TBV/Share (1) TCE Ratio $2.45 $16.21 10.50%  $3.00 Operating Income CAGR of 25%$16.0 TBV Per Share CAGR of 14% $15.26 10.00%  $2.50 $14.0 9.91% $12.51  $2.00 9.50% $12.0 $11.17 9.42%  $1.50 8.94% $10.12 9.00% $0.80 $10.0  $1.00 8.82% 8.86% $8.0 $9.08 8.50%  $0.50 8.51% $6.0 8.00%  $‐ 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017* 2018 Operating Income* Reported Income* TBV/Share TCE Ratio • Annualized (1) Fully Diluted Per Share (2) Please refer to non‐GAAP reconciliation in appendix 11

Well Diversified Loan Portfolio

High quality and well diversified commercial loan portfolio



SBA 3%
Agribusiness & farmland 4%
Other 5%
Construction & land 6%
Commercial and industrial 29%
Multi-family 13%
Commercial real estate 40%



Land 1%
Consumer loans 1%
Farmland 2%
Construction 5%
One-to-four family 4%
Commercial and industrial 18%
Franchise 11%
Multi-family 13%
Commercial non-owner occupied 19%
Commercial owner occupied 21%
SBA 3%
Agribusiness 2%

(dollars in thousands)	For the Period Ended 6/30/2018	% of Total	6/30/2017	% of Total	YoY Growth %
Business loans					
Commercial and industrial	$ 1,102,586	18%	$ 733,852	15%	50%
Franchise	708,957	11%	565,415	12%	25%
Commercial owner occupied	1,310,722	21%	729,476	15%	80%
SBA	176,696	3%	101,384	2%	74%
Agribusiness	136,962	2%	98,842	2%	39%
Total business loans	*3,435,923*	*55%*	*2,228,969*	*46%*	*54%*
Real estate loans					
Commercial non-owner occupied	1,219,747	19%	1,095,184	22%	11%
Multi-family	805,494	13%	746,547	15%	8%
One-to-four family	249,495	4%	322,048	7%	-23%
Construction	321,423	5%	289,600	6%	11%
Farmland	136,548	2%	136,587	3%	NM
Land	30,246	1%	31,799	1%	-5%
Total real estate loans	*2,762,953*	*44%*	*2,621,765*	*54%*	*5%*
Consumer loans	81,973	1%	7,309	0%	NM
Gross loans held for investment	**$ 6,280,849**	**100%**	**$ 4,858,043**	**100%**	**29%**
Weighted average rate	5.12%		4.79%		
Nonperforming loans as a % of LHFI	0.10%		0.01%		

12

Quarterly Loan Portfolio Growth Consistent loan portfolio growth with increasing yields and pricing discipline Loan Portfolio and Weighted Average Rates $12,000 5.35% 5.40% 5.27% 5.20% $10,000 5.00% 4.99% 4.97% 5.12% 5.00% 5.04% $8,000 4.95% 4.80% $6,245  $6,281  4.81% $6,199  $6,000 4.79% $4,858  $5,010  4.60% $4,000 4.40% $2,000 4.20% $0 4.00%  2Q17  3Q17  4Q17  1Q18  2Q18 Business Loans Real Estate Loans Other Loans Originations ‐ WAR Portfolio ‐ WAR 13

Attractive Deposit Portfolio 81% non‐maturity deposits reflect our relationship based business model Certificates of  Deposit 19% Non‐interest  Bearing Demand 37% For the Period Ended % of  % of  YoY  (dollars in thousands) 6/30/2018 Total 6/30/2017 Total Growth % Money Market and  Deposits Savings 39%     Non‐interest bearing checking$     2,349,464 37%$   1,810,047 37% 30%     Interest‐bearing checking           342,986 5%         323,818 7% 6% Interest‐Bearing      Money market and savings        2,446,849 39%     2,006,131 40% 22% Demand Total non‐maturity deposits       5,139,299 81%     4,139,996 84% 24% 5%     Retail certificates of deposit           823,425 13%         572,531 11% 44% CD's Over      Wholesale brokered certificates of deposit           345,626 6%         233,904 5% 48% $250K CD's Under  Total certificates of deposit       1,169,051 19%        806,435 16% 45% 11% $250K 8%         Total deposits$    6,308,350 100%$  4,946,431 100% 28% Non‐maturity  Deposits 81% 14

Deposit Cost Trends 81% of our deposit base is in low‐cost, high value non‐maturity deposits Total Deposits and Weighted Average Cost at Quarter End $7,000 1.00% $6,308  $6,086  $6,192  $6,000 0.80% $4,946  $5,018  $5,000 0.60% $4,000 0.50% 0.39% $3,000 0.40% 0.32% 0.28% 0.33% $2,000 0.25% 0.27% 0.22% 0.20% 0.18% $1,000 0.17% $0 0.00% 2Q17 3Q17 4Q17 1Q18 2Q18 Nonmaturity Deposits Certificates of Deposit Total Deposit Cost Non‐maturity Cost 15

Industry Leading Net Interest Margin Strong asset yields and low cost deposits ‐ NIM ranks in the top quartile industry wide  . Core loan portfolio yields have improved by 43 basis points over the past 12 months . Total deposit costs have risen 25 basis points over the last 12 months . 29% higher net interest income from 2Q17 to 2Q18, and a 20 basis points increase in Core NIM  Loan Portfolio Core Yields (1) Core Net Interest Margin (1) and Total Deposit Costs 5.40% 5.37% 1.00% 4.29% 0.90% 4.26% 4.26% 5.30% 5.23% 4.30% $100 0.80% ) 4.14% $81  $81  $78  5.20% 5.16% 0.70% 4.20% millions   4.09% (in   Margin $64    Yields Deposits $63    5.10% $75   0.60% of Income     4.10% Interest   Loan 0.50% Cost Net Interest 0.50% 4.98%   5.00% Net 4.94% 0.39% 4.00% 0.40% $50 0.32% 4.90% 0.28% 0.25% 0.30% 3.90% 4.80% 0.20%  2Q17  3Q17  4Q17  1Q18 $25  2Q18 3.80%  2Q17  3Q17  4Q17  1Q18  2Q18 Net Interest Income Core Net Interest Margin (1) Portfolio Core Loan Yields (1) Cost of Total Deposits (1) Core loan yields and core net interest margin exclude accretion 16

Well Positioned for Rate Increases In a rising rate environment our NIM is expected to expand  . 82% of our loan portfolio is variable rate . Currently more than 36% of our loan portfolio adjusts in less than one year  Loan Portfolio By Rate Type Loan Portfolio By Index Type Fixed Fixed Prime 18% 18% Adjustable (1‐12  24% Months) 36% Other Hybrid (Adjusts  25% LIBOR 13+ Months) 33% 46% Impact on NIM From Loan Rate Change 87.0 4.679% 4.700% 86.0 4.650% 4.610% 85.0 4.600% 84.0 4.543% 4.550% 83.0 4.477% 4.500% 82.0 86.1 4.411% 84.8 4.450% 81.0 83.6 4.400% 80.0 82.4 81.2 79.0 4.350% 78.0 4.300% 2018 Q2 +25 bps +50 bps +75 bps +100 bps 17

Effective Credit Risk Management The Company has a long running history of outperforming peers . Loan delinquencies to loans held for investment of 0.12% as of 6/30/2018 . Nonperforming assets to total assets of 0.08% at 6/30/2018 Nonperforming Assets to Total Assets Comparison PPBI Peers *  5.00 4.39   4.50 4.26 4.30 4.24  4.23 4.29  4.11  4.06  3.96  4.04  3.77   4.00 3.62  3.48 3.39   3.50 3.26  3.21  2.93  CNB  2.96  PDNB   3.00 Acquisition Acquisition 2/11/11  2.50 4/27/12  2.00 1.70  1.66  1.67  1.58  1.62  1.56  1.36   1.50 1.31  1.24  1.18  1.04  1.08  1.10  1.05  0.91  0.76  0.80   1.00 0.74 0.69  0.74  0.58  0.55  0.59 0.58  0.48  0.53 0.48 0.50 0.49 0.46  0.38 0.33  0.44 0.42 0.41  0.21  0.21   0.50 0.40  0.15 0.20 0.20 0.14 0.12 0.12  0.190.18   0.18  0.17  0.13  0.17  0.04  0.11  0.02 0.01 0.01 0.04   ‐ 0.08  * California peer group consists of all insured California institutions, from SNL Financial. 18

Asset Quality Highly disciplined credit risk management Tot al  Delinquent Loans to Loans Held for  Classified Assets to Total Risk‐Based Capital  Investment 15.00% 1.00% 0.80% 10.00% 0.60% 6.15% 5.72% 5.92% 5.00% 4.69% 0.40% 5.00% 0.16% 0.20% 0.20% 0.06% 0.07% 0.12% 0.00% 0.00%  2Q17  3Q17  4Q17  1Q18  2Q18  2Q17  3Q17  4Q17  1Q18  2Q18 Total Delinquent Loans to Loans Held for Investment Classified Assets to Total Risk‐Based Capital Nonperforming Loans to Loans Held for  Allowances for Loan Losses to Loans Held for  Investment Investment 0.15% 0.13% 0.56% 0.54% 0.54% 0.52% 0.10% 0.51% 0.10% 0.52% 0.50% 0.49% 0.05% 0.48% 0.47% 0.05% 0.46% 0.01% 0.01% 0.44% 0.00% 0.42%  2Q17  3Q17  4Q17  1Q18  2Q18  2Q17  3Q17  4Q17  1Q18  2Q18 Nonperforming Loans to Loans Held for Investment Allowances for Loan Losses to Loans Held for Investment Note: 40% of loans held for investment include a fair value net discount of $22.2 million. 19

CRE to Capital Concentration Ratio Experience in managing CRE concentrations in excess of 300% . CRE concentrations are well‐managed across the organization, and are stress tested CRE as a Percent of Total Capital 700% 627% 600% 499% 500% Managed Growth 415% 400% 372% 365% 376% 378% 349% 362% 352% 336% 340% 336% 346%* 310% 316% 287% 300% 289% 271% 200% 100% 0% * Pro forma estimate, excludes merger‐related adjustments 20

Capital Ratios Capital has historically been reinvested into the business and capital management is  regularly analyzed and reassessed. Consolidated Capital Ratios PPBI Grandpoint Pro Forma (1) Tangible Common Equity Ratio (2) 9.9% 8.6% 9.0% Leverage Ratio 10.4% 8.6% 9.5% Common Equity Tier‐1 Ratio (CET‐1) 10.8% 10.0% 10.5% Tier‐1 Ratio 11.1% 10.2% 10.7% Risk Based Capital Ratio 12.8% 10.9% 12.0% Bank Capital Ratios PPBI Grandpoint Pro Forma (1) Leverage Ratio 11.3% 8.7% 10.2% Common Equity Tier‐1 Ratio (CET‐1) 12.1% 10.2% 11.7% Tier‐1 Ratio 12.1% 10.2% 11.7% Risk Based Capital Ratio 12.5% 11.0% 12.0% Source: Public filings and company projections As of June 30, 2018 for PPBI, PPB and Grandpoint (1) As of June 30, 2018 (2) Please refer to non‐GAAP reconciliation in appendix 21

High Performing Culture & Strong Internal Controls Continue to Evolve and Strive for Superior Performance PPBI’s management team operates the Bank in a disciplined and dynamic fashion • Our business model is always evolving, transforming, and improving • On‐going investments in technology and people • Continuously strengthening our leadership team Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable • Disciplined credit underwriting culture remains a fundamental underpinning • Controls over, ERM, DFAST, Compliance, BSA/AML, and CRA are implemented ahead of our growth Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction, and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management 22

$10 Billion Asset Threshold Strategy Crossed the $10 billion asset threshold July 1st with the closing of Grandpoint Bank  Well‐positioned from staffing, infrastructure, process, capital stress testing,  and regulatory perspectives –preparation began in 2017 . Preparatory costs (staff, software, consulting) have been built into our run  rate and on‐going . Currently anticipate no large, single‐period investment requirement . Expanded organizational depth, breadth and expertise through key  staffing enhancements and development over the past 2 years . Robust and scalable governance framework to accommodate continued  expansion . Strong relationships with key community groups supportive of the Bank’s  growth strategies . Proactive outreach and dialog with regulatory agencies regarding  enterprise risk, operations, performance and strategic direction 23

Superior Market Performance (PPBI) Over the last 2 years, PPBI’s stock price has significantly outperformed its publicly traded  bank peers (SNL Bank Index / NASDAQ Bank Index) 100.0% PPBI +59% 80.0% NASDAQ Bank +51% 60.0% SNL Bank    +55% 40.0% 20.0% 0.0% ‐20.0% Jun‐16 Aug‐16 Oct‐16 Dec‐16 Feb‐17 Apr‐17 Jun‐17 Aug‐17 Oct‐17 Dec‐17 Feb‐18 Apr‐18 Jun‐18 PPBI SNL Bank NASDAQ Bank Source: SNL Financial, market information as of  6/30/2018 24

Enhanced Scarcity Value in Southern California

PPBI is the 3rd largest publicly traded bank headquartered in Southern California[1]

Listed below are banks and thrifts headquartered in Southern California with assets greater than $1.0B [1]

	Company Name	State	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Loans / Deposits (%)	Deposit Mix: Non-Int. Bearing (%)	Deposit Mix: Non-Maturity (%)
1	PacWest Bancorp	CA	PACW	NASDAQ	24,530	6,157	94.2	45.3	92.1
1	CVB Financial Corp.[2]	CA	CVBF	NASDAQ	11,808	3,371	80.9	55.7	93.9
2	Pacific Premier Bancorp, Inc[3]	CA	PPBI	NASDAQ	11,572	2,405	99.2	39.7	83.6
3	Banc of California, Inc.	CA	BANC	NYSE	10,319	1,008	98.6	14.1	71.4
4	Bofl Holding, Inc.	CA	BOFI	NASDAQ	9,540	2,352	106.2	12.7	78.9
5	CVB Financial Corp.	CA	CVBF	NASDAQ	8,094	3,371	73.7	60.9	93.9
6	Farmers & Merchants Bank of Long Beach	CA	FMBL	OTCQB	7,274	1,074	71.6	38.4	86.4
7	Opus Bank	CA	OPB	NASDAQ	7,193	1,008	85.5	14.2	91.4
8	First Foundation Inc.	CA	FFWM	NASDAQ	5,966	710	92.5	31.9	66.5
9	Community Bank	CA	0	0	3,714	NA	97.2	43.8	89.6
10	American Business Bank	CA	AMBZ	OTC Pink	2,021	320	60.5	50.1	96.3
11	Pacific Mercantile Bancorp	CA	PMBC	NASDAQ	1,358	234	91.0	29.4	73.0
12	Provident Financial Holdings, Inc.	CA	PROV	NASDAQ	1,176	134	100.3	9.5	86.4
13	Malaga Financial Corporation	CA	MLGF	OTC Pink	1,063	194	130.8	0.2	63.4
	Median				7,234	1,008	93.4	35.1	86.4

Market data as of August 28, 2018. Financial data for the most recently reported quarter
Source: SNL Financial

(1) Defined as banks headquartered in AZ, CA, ID, OR, MT, WA and WY with shares listed on the NYSE or NASDAQ exchanges, excludes ethnically focused banking institutions, sorted by total assets
(2) Total assets shown are pro forma on a combined basis for CVBF's acquisition of Community Bank and are not inclusive of merger adjustments
(3) Total assets shown are pro forma for PPBI's acquisition of Grandpoint and are inclusive of merger adjustments

25

Enhanced Scarcity Value in the Western U.S.

Listed below are banks headquartered in the West with assets between $5B and $25B (1)

- PPBI ranks 3rd when measured by total assets for banks headquartered in southern California…
- …and 8th more broadly across the continental Western U.S.

Company Name	State	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Loans / Deposits (%)	Deposit Mix: Non-Int. Bearing (%)	Deposit Mix: Non-Maturity (%)
1 PacWest Bancorp	CA	PACW	NASDAQ	24,530	6,185	94.2	45.3	92.1
2 Western Alliance Bancorporation	AZ	WAL	NYSE	21,367	5,968	89.2	43.9	88.7
3 Washington Federal, Inc.	WA	WAFD	NASDAQ	15,766	2,803	101.5	12.9	59.0
4 Columbia Banking System, Inc.	WA	COLB	NASDAQ	12,629	3,066	81.4	47.7	95.7
5 First Interstate BancSystem, Inc.	MT	FIBK	NASDAQ	12,236	2,463	77.5	28.9	89.7
6 Glacier Bancorp, Inc.	MT	GBCI	NASDAQ	11,898	3,675	84.3	30.9	90.0
7 CVB Financial Corp.(2)	CA	CVBF	NASDAQ	11,808	3,385	80.9	55.7	93.9
7 Pacific Premier Bancorp, Inc(3)	CA	PPBI	NASDAQ	11,572	2,352	99.2	39.7	83.6
8 Banner Corporation	WA	BANR	NASDAQ	10,379	2,094	90.1	39.6	88.8
9 Banc of California, Inc.	CA	BANC	NYSE	10,319	998	98.6	14.1	71.4
10 BofI Holding, Inc.	CA	BOFI	NASDAQ	9,540	2,311	106.2	12.7	78.9
11 Opus Bank	CA	OPB	NASDAQ	7,193	1,026	85.5	14.2	91.4
12 HomeStreet, Inc.	WA	HMST	NASDAQ	7,164	808	96.1	20.0	75.3
13 Westamerica Bancorporation	CA	WABC	NASDAQ	5,578	1,676	24.6	45.1	95.6
Median				11,690	2,408	89.7	35.3	89.3

Market data as of August 28, 2018. Financial data for the most recently reported quarter
Source: SNL Financial

(1) Defined as banks headquartered in AZ, CA, ID, OR, MT, WA and WY with shares listed on the NYSE or NASDAQ exchanges, excludes ethnically focused banking institutions, sorted by total assets
(2) Total assets shown are pro forma on a combined basis for CVBF's acquisition of Community Bank and are not inclusive of merger adjustments
(3) Total assets shown are pro forma for PPBI's acquisition of Grandpoint and are inclusive of merger adjustments

26

Key Investment Highlights Building Long‐term Franchise Value  . Proven track record of executing on acquisitions and organic growth . Well‐positioned to evaluate attractive acquisition opportunities . Continue to drive economies of scale and operating leverage . Positioned to deliver growth and strong profitability . Ability to integrate business lines that generate higher risk adjusted returns . We’ve created scarcity value in Southern California and the Western US 27

InvestorAppendix Presentation Material

Consolidated Financial Highlights

	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Summary Balance Sheet					
Total Assets	$6,440,631	$6,532,334	$8,024,501	$8,086,816	$8,158,131
Loans Held for Investment	4,858,611	5,009,317	6,196,468	6,241,841	6,277,586
Total Deposits	4,946,431	5,018,153	6,085,868	6,192,273	6,308,350
Loans Held for Investment / Total Deposits	98.2%	99.8%	101.8%	100.8%	99.5%
Summary Income Statement					
Total Revenue	$72,097	$72,512	$87,621	$88,947	$89,322
Total Noninterest Expense	48,496	39,612	49,895	49,808	50,076
Provision for Loan Losses	1,904	2,049	2,185	2,253	1,761
Net Income	14,176	20,232	16,171	28,002	27,303
Diluted EPS	$0.35	$0.50	$0.36	$0.60	$0.58
Performance Ratios					
Return on Average Assets (4)	0.89%	1.26%	0.87%	1.39%	1.35%
Return on Average Tangible Common Equity (4)	11.3%	15.0%	10.5%	16.5%	15.4%
Efficiency Ratio (1)	52.3%	52.1%	48.2%	52.4%	53.0%
Net Interest Margin	4.40%	4.34%	4.56%	4.50%	4.41%
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.06%	0.07%	0.16%	0.20%	0.12%
Allowance for Loan Losses to Loans Held for Investment	0.52%	0.54%	0.47%	0.49%	0.51%
Nonperforming Loans to Loans Held for Investment	0.01%	0.01%	0.05%	0.13%	0.10%
Nonperforming Assets to Total Assets (2)	0.01%	0.01%	0.04%	0.11%	0.08%
Classified Assets to Total Risk-Based Capital (3)	5.00%	6.15%	5.68%	5.92%	4.69%
Classified Assets to Total Assets (3)	0.52%	0.66%	0.61%	0.64%	0.52%
Capital Ratios					
Tangible Common Equity/ Tangible Assets *	9.18%	9.41%	9.42%	9.63%	9.91%
Tangible Book Value Per Share *	$13.83	$14.35	$15.26	$15.63	$16.21
Common Equity Tier 1 Risk-based Capital Ratio	10.71%	10.59%	10.48%	10.67%	10.80%
Tier 1 Risk-based Ratio	11.08%	10.94%	10.78%	10.96%	11.09%
Risk-based Capital Ratio	12.69%	12.51%	12.46%	12.64%	12.75%

(1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.
(2) Nonperforming assets excludes nonperforming investment securities.
(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.
(4) Annualized
* Please refer to non-GAAP reconciliation in appendix
Note: All dollars in thousands, except per share data

29

Pro Forma Balance Sheet (Unaudited)

		PPBI June 30, 2018		Grandpoint June 30, 2018		Pro Forma Adjustments		Combined June 30, 2018
				(dollars in thousands)				
Assets								
Cash and cash equivalents	$	131,468	$	147,051	$	-	$	278,519
Interest-bearing time deposits with financial institutions		6,633		500		-		7,133
Investment securities (Including HTM)		906,665		395,905		(2,513)		1,300,057
Loan held for sale, at lower of cost or fair value		13,879		-		-		13,879
Loans held for investment		6,277,586		2,404,042		(33,327)		8,648,301
Allowance for loan losses		(31,747)		(18,665)		18,665		(31,747)
Loans, net		6,245,839		2,385,377		(14,662)		8,616,554
Premises and equipment		54,049		6,050		1,430		61,529
Goodwill		494,672		53,323		293,423		841,418
Intangible assets		37,938		5,094		40,147		83,179
Other assets		266,988		111,590		(8,503)		370,075
Total assets	$	8,158,131	$	3,104,890	$	309,322	$	11,572,343
Liabilities								
Deposits	$	6,308,350	$	2,506,664	$	227	$	8,815,241
Short term borrowings		379,100		250,000		-		629,100
Long term debt		105,253		5,155		(737)		109,671
Other liabilities		76,903		23,686		-		100,589
Total liabilities		6,869,606		2,785,505		(510)		9,654,601
Stockholders' equity								
Common stock		459		332		(174)		617
Additional paid in capital		1,067,907		292,903		336,156		1,696,966
Retained earnings		232,372		29,207		(29,207)		232,372
Accumulated other comprehensive loss		(12,213)		(3,057)		3,057		(12,213)
Total stockholders' equity		1,288,525		319,385		309,832		1,917,742
Total liabilities and stockholders' equity	$	8,158,131	$	3,104,890	$	309,322	$	11,572,343

Note: Preliminary unaudited pro forma financial information as of 06/30/2018, subject to purchase accounting and other adjustments.

30

Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	March 31, 2018	June 30, 2018
Total stockholders' equity	$ 86,777	$ 134,517	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 1,241,996	$ 1,261,908	$ 1,288,525
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,941)	(536,343)	(534,525)	(532,610)
Tangible common equity	**$ 84,708**	**$ 131,891**	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 705,653**	**$ 727,383**	**$ 755,915**
Total assets	$ 961,128	$ 1,173,792	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 8,024,501	$ 8,086,816	$ 8,158,131
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,670)	(536,343)	(534,525)	(532,610)
Tangible assets	**$ 959,059**	**$ 1,171,166**	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,641**	**$ 7,488,158**	**$ 7,552,291**	**$ 7,625,521**
Common Equity ratio	9.03%	11.46%	10.22%	9.79%	10.72%	11.39%	15.48%	15.60%	15.79%
Less: Intangible equity ratio	(0.20%)	(0.20%)	(1.28%)	(1.28%)	(1.90%)	(2.53%)	(6.06%)	(5.97%)	(5.88%)
Tangible common equity ratio	**8.83%**	**11.26%**	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**	**9.63%**	**9.91%**
Basic shares outstanding	10,337,626	13,661,648	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050	46,527,566	46,629,118
Book value per share	$ 8.39	$ 9.85	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 26.86	$ 27.12	$ 27.63
Less: Intangible book value per share	(0.20)	(0.20)	(1.44)	(1.69)	(2.69)	(4.03)	(11.60)	(11.49)	(11.42)
Tangible book value per share	**$ 8.19**	**$ 9.65**	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 15.26**	**$ 15.63**	**$ 16.21**

Note: All dollars in thousands, except per share data

31

Non‐GAAP Financial Measures For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non‐GAAP financial measures derived from GAAP‐based amounts.   We calculate these figures by excluding merger related expenses and DTA revaluations in the period results.  Management believes that the exclusion of such items from  these financial  measures provides useful information to an understanding of the operating results of our core business.   For the quarter period presented below, adjusted net income for return on average tangible common equity and average tangible common equity are non‐GAAP financial  measures derived from GAAP‐based amounts.  We calculate return on  average tangible common equity by adjusting net income for the effect of CDI amortization and  exclude the average CDI and average goodwill from the average stockholders' equity during the period.  We calculate adjusted return on average tangible common equity  by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders'  equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk‐ based capital ratios. Accordingly, we believe that these non‐GAAP financial measures provide information that is important to investors and that is useful in understanding  our capital position and ratios.   However, these non‐GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As  other companies may use different calculations for these adjusted measures,  this presentation may not be comparable to other similarly titled adjusted measures  reported by other companies. A reconciliation of the non‐GAAP measures of return on average tangible common equity and adjusted return on average tangible common  equity to the GAAP measure of return on common stockholders’ equity is set forth below. June 30,  2018 Net income$        27,303 Add: Merger‐related expense               943 Add: DTA revaluation             (217) Operating net income $       28,029 Weighted average shares outstanding ‐ Diluted   46,702,968 Diluted earnings per share $           0.60 Average assets(1) $   8,107,522 1.38% Adjusted Return on Average Assets Adjusted net income$        28,029 Plus: Tax effected CDI amortization            1,996 Less: CDI amortization expense tax adjustment               542 Adjusted net income for return on average tangible common equity $       29,483 Average stockholders' equity$   1,279,932 Less: Average core deposit intangible          39,766 Less: Average goodwill        494,070 (1)   Annualized (1) 15.8% Note: All dollars in thousands Average tangible common equity 32 $     746,096 Adjusted return on average tangible common equity